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                            OHIO NATIONAL FUND, INC.

                       SUPPLEMENT DATED FEBRUARY 13, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2003


This supplement provides information regarding sub-advisers of certain portfolios of the Ohio National Fund, Inc. (the "Fund"). This information is specific to the sub-advisers identified in this supplement, none of which is affiliated with Ohio National Investments, Inc., the investment adviser to the Fund (the "Adviser"). Neither the Adviser nor the Fund is a party to any of the matters described below. This supplement must be preceded or accompanied by the Fund's prospectus, dated May 1, 2003, as supplemented. Remember to review the prospectus for other important information. To the extent material information relating to the matters discussed in this supplement becomes available to the Fund, a new supplement will be provided.

PENDING LEGAL MATTERS

JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC ("Janus") is the sub-adviser of the Aggressive Growth portfolio.

None of the allegations set forth below relates to the Adviser, the Fund, or the Aggressive Growth portfolio. References below to the "Janus funds" are references to proprietary mutual funds sponsored by Janus, and not to the Fund or its portfolios.

On September 3, 2003, the Office of the Attorney General of the State of New York ("NYAG") filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectuses.

As referenced in the complaint against Canary, market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Janus has reported to the Fund that such frequent trading is discouraged by Janus because this activity may interfere with the management of a fund. Janus has also reported that it is in the process of conducting an internal review, which, to date, leads Janus to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. Janus has reported to the Fund that ll such arrangements have been terminated.


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The complaint does not allege any late day trading through Janus funds. However,
Janus has reported to the Fund that there can be no assurance that intermediaries properly submitted to the Janus funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price.
In accordance with recommendations of the Chairman of the SEC to the mutual fund industry as a whole, Janus has reported to the Fund that it is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

As noted above, Janus has reported that it is currently conducting an internal review into all matters related to the allegations in the NYAG's complaint. In addition, in response to such allegations, Janus has announced that it will:

     o Pay to the affected Janus funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Janus funds if it is determined that those arrangements adversely impacted them in any way.

Janus has also reported that the SEC is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus has also received from the NASD a request for information regarding the sale of fund securities through registered broker-dealers. Janus has reported that it is cooperating with all such inquiries.

Subsequent to the filing of the NYAG's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected Janus funds, Janus and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment; and
(v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus has reported that it and the affected Janus funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus and related parties in the future. Janus has reported to the Fund that it does not currently believe that any of the pending actions will materially affect its ability to continue to provide the Janus funds or the Fund with the services it has agreed to provide.


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If for any reason it were to become necessary to terminate Janus as the sub-adviser of the Aggressive Growth portfolio, the Board of Directors of the Fund would have to replace Janus with another sub-adviser. This could cause disruption to the investment management of this portfolio, which could reduce performance. In addition, this could cause the portfolios to incur expenses in connection with the engagement of a new sub-adviser, including administrative expenses and legal fees.

FEDERATED INVESTMENT MANAGEMENT COMPANY, FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA AND FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP. (COLLECTIVELY, "FEDERATED")

Federated Investment Management Company is the sub-adviser of the High Income Bond portfolio, Federated Equity Management Company of Pennsylvania is the sub-adviser of the Blue Chip portfolio, and Federated Global Investment Management Corp. is the sub-adviser of the International and International Small Company portfolios.

None of the allegations, investigations, or requests for information detailed below relate to the Adviser, the Fund, the High Income Bond portfolio, the Blue Chip portfolio, the International portfolio or the International Small Company portfolio. References below to the "Federated funds" are references to proprietary mutual funds sponsored by Federated Investors Inc., the parent company of the Federated funds' investment advisers and distributors, and not to the Fund or its portfolios.

Like many other mutual fund companies, in September 2003, Federated's parent company, Federated Investors, Inc., received detailed requests for information on shareholder trading activities in funds that are managed by Federated Investors, Inc.'s investment adviser subsidiaries, from the SEC, the NYAG, and the NASD. Federated Investors, Inc. immediately retained the law firm of Reed Smith LLP to conduct an internal investigation, which is ongoing. Additionally, attorneys from the law firm of Dickstein Shapiro Morin & Oshinsky LLP, independent counsel to the Federated funds, are participating in the investigation and are reporting to the independent directors of the Federated funds on their progress.

The internal investigation is examining, among other things, circumstances in which it appears that a few Federated fund investors were granted exceptions to Federated Investors Inc.'s internal procedures for limiting frequent transactions, and that some of these investors made additional investments in other Federated funds. The investigation is also examining instances in which it appears that orders for Federated Investors Inc.'s variable net asset value funds were placed and accepted after the funds' closing time at 4:00 pm. Federated Investors, Inc. is taking steps to ensure that fund shareholder trading policies are adhered to.

On October 22, 2003, Federated Investors, Inc. issued a press release that discusses these matters and announced that Federated Investors, Inc. is committed to taking remedial actions when and as appropriate, including compensating the Federated funds for any detrimental impact these transactions may have had on them. Based upon the progress


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of the investigation to date, Federated Investors, Inc. does not have sufficient information regarding these transactions to make a reasonable estimate of the amount, if any, by which the Federated funds have been impacted. The press release is available in the "About Us" section of Federated Investors, Inc.'s website www.federatedinvestors.com, and any future press releases will also be posted there.

Shortly after the press release was issued, and notwithstanding Federated Investors Inc.'s commitment to taking remedial actions, Federated Investors, Inc. and various Federated funds were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts on behalf of people who purchased, owned and/or redeemed shares of Federated Investors, Inc.-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that timing and late trading in concert with certain institutional traders, which allegedly caused injury to mutual fund shareholders. Federated Investors, Inc. and the Federated funds are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated Investors, Inc. and the Federated funds do not believe that these lawsuits will have a material adverse effect on the Federated funds, there can be no assurance that these suits, the ongoing investigations will not result in increased redemptions of Federated funds, reduced sales of Federated Fund shares, or other adverse consequences for the Federated funds.

If for any reason it were to become necessary to terminate Federated Investment Management Company as the sub-adviser of the High Income Bond portfolio, and/or Federated Equity Management Company of Pennsylvania as the sub-adviser of the Blue Chip portfolio, and/or Federated Global Investment Management Corp. as the sub-adviser of the International and International Small Company portfolios, the Board of Directors of the Fund would have to replace such sub-adviser(s) with one or more other sub-advisers. This could cause disruption to the investment management of these portfolios, which could reduce performance. In addition, this could cause these portfolios to incur expenses in connection with the engagement of a new sub-adviser, including administrative expenses and legal fees.


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